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                                                                    Exhibit 10.1

                      INTEGRITY PHARMACEUTICAL CORPORATION

                            1999 STOCK INCENTIVE PLAN

1.   Purpose of the Plan.

     The purpose of the 1999 Stock Incentive Plan of Integrity Pharmaceutical Corporation (the "Company") is to:

     (a) promote the interests of the Company and its stockholders by strengthening the Company's ability to attract, motivate and retain employees, members of the Board of Directors and consultants of training, experience and ability;

     (b) furnish incentives to individuals chosen to receive options because they are considered capable of responding by improving operations and increasing profits and otherwise add value to the Company;

     (c) provide a means to encourage stock ownership and proprietary interest in the Company to valued employees, members of the Board of Directors of the Company and consultants upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

2.   Definitions.

     (a)  "Board" means the Board of Directors of the Company.

     (b)  "Code" means the internal Revenue Code of 1986, as amended.

     (c) "Committee" means the compensation committee of the Board as may be appointed by the Board from time to time. The Committee shall consist of three or more members of the Board, at least two of whom shall not be Employees of the Company.

     (d)  "Common Stock" means the no par value Common Stock of the Company.

     (e)  "Company" means Integrity Pharmaceutical Corporation.

     (f) "Convertible Securities" shall mean evidences of indebtedness, shares of Stock or other Securities which are or may at any time be convertible into or exchangeable for shares of Common. The term "Convertible Security" shall mean one of the Convertible Securities.


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     (g)  "Disabled" shall have the same meaning as set forth in Section
          422(c)(6) of the Code and shall include the term "Disability."

     (h) "Eligible Person" means any employee, Non-Executive Director or consultant of the Company or of any of its present or future parent or subsidiary corporations.

     (i) "Fair Market Value" means the closing price of a share of Common Stock on the New York Stock Exchange Composite Tape or, if the Common Stock is not than listed on the New York Stock Exchange, on any stock exchange on which the Common Stock is then listed an the date as of which fair market value is to be determined or, if the Common Stock, is not then listed on any stock exchange, at a price as determined by the Board of Directors.

     (j) "Incentive Award" means an Option, Incentive Stock Award, or cash bonus award granted under the Plan.

     (k) "Incentive Stock Award" means a right to the grant or purchase, at a price determined by the Board, of Common Stock of the Company which is nontransferable and subject to substantial risk or forfeiture until specific conditions are met. Conditions may be based on continuing employment or achievement of preestablished financial objectives or both.

     (I) "Option" means any nonqualified or nonstatutory stock option and any incentive stock option granted pursuant to Section 422 of the Code.

     (m) "Non-Executive Director" means a member of the Board who is not a full-time employee.

     (n) "Executive Director" means a member of the Board who is a full-time employee.

     (o) "Participant" means any Eligible Person selected to participate in an Incentive Award pursuant to Section 5.

     (p) "Plan" means the 1999 Stock incentive Plan as set forth herein, which may be further amended from time to time.

     (q) "Securities" shall mean any debt or equity securities of the Company or a subsidiary, whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. The term "Security" shall mean one of the Securities.


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     (r)  "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participations in, corporate stock.

     (s)  "Stockholder" means a holder of Stock.

3.   Shares of Common Stock Subject to the Plan.

     (a) Subject to the provisions of Section 3(c) and Section 12 of the Plan, the maximum number of shares of Common Stock that may be issued or transferred or exercised pursuant to Incentive Awards under the Plan, including the number of shares of Common Stock of the Company that may be issued or transferred or exercised pursuant to Incentive stock options, shall not exceed one million one hundred fifteen thousand (1,115,000) shares.

     (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Board, either from authorized but unissued shares of Common Stock or from previously issued shares of Common Stock reacquired by the Company, including shares purchased on the open market.

     (c) If any Incentive Award is not issued or transferred and ceases to be issuable or transferable for any reason, such Incentive Award will no longer be charged against the limitations provided for in Section 3(a) and may again be made subject to Incentive Awards.

4.   Administration of the Plan.

     The Board shall administer the Plan, and the Committee may exercise such powers and authority as the Board may delegate to the Committee from time to time. The Committee shall recommend to the Board and the Board shall in its discretion determine the Eligible Persons to whom, and the time or times at which, Incentive Awards may be granted and the number of shares subject to each Incentive Award. The Board has authority to interpret the Plan, and to determine the terms and provisions of the respective Incentive Awards agreements and to make all other determinations necessary or advisable for Plan administration. The Board has the authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Board will be final, conclusive, and binding upon all parties. No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or Committee with respect to the Plan or any Incentive Award under it.

5.   Eligibility.


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     All employees of the Company who have been determined by management and approved by the Board as eligible, all Non-Executive Directors, advisors and consultants are eligible to receive Incentive Awards under the Plan. The Board has authority, in its sole discretion, to determine and designate from time to time those Eligible Persons who are to be granted Incentive Awards, and the type and amount of Incentive Award to be granted. Each Incentive Award will be evidenced by a written instrument and may include any other terms and conditions consistent with the Plan, as the Board may determine.

6.   Written Agreement; Effect.

     Each Option shall be evidenced by a written agreement (the Option Agreement) in form satisfactory to the Board, executed by the Company and by the person to whom such Option is granted. The Option Agreement shall specify whether each Option it evidences is a nonqualified stock option ("NQO") or an incentive stock option ("ISO"). Failure of the grantee to execute an Option Agreement shall not void or invalidate the grant of an Option; but the Option may not be exercised, however, until the Option Agreement is executed.

7.   Annual $100,000 Limitation in ISOs.

     To the extent required by Section 422(d) of the Code, the aggregate fair market value of shares of the Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000. For this purpose, fair market value shall be the fair market value of the shares covered by the ISOs when the ISOs were granted if by their terms, such ISOs taken together would first become exercisable at a faster rate, this $100,000 limitation shall be applied by deferring the exercisability of those ISOs or portions of ISOs which have the highest per share exercise prices. The ISOs or portions of ISOs, the exercisability of which are so deferred, shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles of this Section and all other provisions of this Section and all other provisions of this Plan, including those relating to the expiration and termination of ISOs.

8.   Advance Approvals.

     The Board may approve the grant of Options to persons who are expected to become Eligible Persons at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the grantee becomes an Eligible Person, and must satisfy all requirements of this Plan for Options granted on the date the grantee becomes an Eligible Person.

9.   Terms and Conditions of Stock Options.


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(a)  Each Option shall be designated as an ISO or a NQO and shall be subject to the terms and conditions set forth in Section 9, ISOs shall also be subject to the terms and conditions set forth in Section 10.

(b) Each Option Agreement shall specify the date as of which it shall be effective, which date shall be the Grant Date (determined pursuant to Section 8 in the case of advance approvals).

(c) Except as provided in Section 10 hereof, the purchase price of Common Stock under each Option will be determined by the Board. The purchase price of Common Stock under each Option granted to Non-Executive Directors and consultants will be the Fair Market Value of the Common Stock on the Date of Grant.

(d)  Exercise of Options.

     (i) Procedure for Exercise: Rights as a Shareholder. Subject to the provisions of this Section 9 and Section 10 hereof, each Option shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 11(d) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares received upon exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

     Grant of an Option by an Optionee shall result in a decrease in the number of Shares which thereafter may be available for grants under the Plan and for sale under the such Optionee's Option, by the number of Shares as to which the Option is exercised.




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     Example:
     1,000 shares in pool.
     100 share option held by individual.
     If Optionee exercised and buys 50 shares, the pool is reduced to 950 shares and his/her option is reduced to 50 shares.

     (ii) Period Within Which Option May Be Exercised. Not more than the following percentages of each Option granted to Optionees under this Plan may be exercised prior to the expiration of the following number of years after the effective date of the grant of such Option:

Years After                           Percentage of Option Shares
Date of Grant                            Eligible for Exercise
-------------                         ---------------------------
Less than one                                      0%
At least one but less than two                    25%
At least two but less than three                  50%
At least three but less than four                 75%
At least four but no more than five              100%


     (iii) Termination of Status as an Employee, Consultant or Director. In the event of a termination in an Optionee's status as an Employee, Consultant or Director (as the case may be) for any reason whatever, subsequent to such termination an Optionee may, subject to the limitations set forth in the Option Agreement Section 14(d) hereof, exercise the Option to the extant that such Employee, Consultant or Director was entitled to exercise it at the date of such termination, pursuant to the terms of the Option agreement. To the extent that such Employee, Consultant or Director does not exercise such Option (which such Employee, Consultant or Director was entitled to exercise) within the time specified in the Option agreement, the Option shall terminate as detailed in Section 14(d) hereof.

     (iv) Partial exercise. Unless otherwise provided in the option agreement, any exercise of an option granted under this Plan may be made in whole or in part.

(e) Except as set forth below, upon the exercise of an Option, the purchase price will be payable in full in cash, or, in the discretion of the Board, by the assignment and delivery to the Company of shares of Common Stock owned by the Optionee; or in the discretion of the Board, by a promissory note secured by shares of Common Stock bearing interest at a rate determined by the Board but not less than the minimum rate permitted by the Internal Revenue Service; or by a combination of any of the above. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the exercise date.




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     The Board may, in its discretion and upon the request of the Optionee, issue shares of Common Stock upon the exercise of an Option directly to the brokerage firm or firms to be selected by the Board, without payment of the purchase price by the Optionee but upon delivery of an irrevocable guarantee by such brokerage firm or firms of the payment of such purchase price. No payment by an assignment of share, by a promissory note or by any combination thereof, or by the guarantee of a brokerage firm or firms as described above, will be allowed unless such payments are allowed under applicable requirements of Federal and state tax, securities and other laws, rules and regulations and by any regulatory authority having jurisdiction.

(f) No fractional shares will be issued pursuant to the exercise of an Option nor will any cash payment be made in lieu of fractional shares.

(g) Each Option Agreement may contain such other terms, provisions, and conditions that are consistent with this Plan, including rights of repurchase, as may be determined by the Board, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify such option as an "incentive stock option" within the meaning of
     Section 422 of the Code.

(h) If requested by the Company, at the time of exercise of an Option, the Optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. To the extent authorized and approved by the Board in its sole discretion, an Optionee may elect, by means of a form of election to be prescribed by the Board, to have shares which are acquired upon exercise of an Option withheld by the Company or tender other shares of Common Stock or other securities of the Company owned by the Optionee to the Company at the time the amount of such taxes are determined in order to pay the amount of such tax obligations, subject to the following limitations:

          (i)  Such election shall be irrevocable; and

          (ii) Such election shall be subject to the disapproval of the Board at any time.

     Any Common Stock or other securities so withheld or tendered will be valued by the Company as of the date they are withheld or tendered. Unless the Board otherwise determines, the Optionee shall pay to the Company in cash, promptly when the amount of such obligations are determined, all applicable federal and state withholding taxes resulting from the lapse of restrictions imposed on exercise of an Option, from a transfer or other disposition of shares acquired upon exercise of an Option or otherwise related to the Option or the shares acquired upon exercise of the Option.


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     (i)  At the time a participant exercises an option, the Board may grant a cash bonus award in such amount as the Board may determine. The Board may make such a determination at the time of grant or exercise. The cash bonus sward may be subject to any condition imposed by the Board, including a reservation of the right to revoke a cash bonus award at any time before it is paid.

10.  Terms and Conditions to Which Only ISOs Are Subject

     Options granted under this plan which are designated as ISOs shall be subject to the following terms and conditions:

     (a) The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the ISO at the Grant Date; provided, however, that the exercise price of an ISO granted to any person who owns, directly or indirectly (or is treated as owning by reason of attribution rules, currently set forth in Code
          Section 424), stock of the Company constituting more than ten percent of the total combined voting power of all classes of outstanding stock of the Company or of any Affiliate of the Company, shall in no event be less than 110 percent of such fair market value.

     (b) Unless an earlier expiration date is specified by the Board at the Grant Date in the Option Agreement, each ISO shall expire ten (10) years from its Grant Date; except that an ISO granted to any person who owns, directly or indirectly (or is treated as owning by reason of applicable attribution rules currently set forth in Section 424 of the
          Code) stock of the Company constituting more than ten percent of the total combined voting power of the Company's outstanding stock, or the stock of any Affiliate of the Company, shall expire five years from its Grant Date.

     (c) If Common Stock acquired by exercise of an ISO is disposed of within two years from the Grant Date or within one year after the transfer of the Common Stock to the Optionee, the holder of the Common Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require. Such holder shall pay to the Company any withholding and employment taxes which the Company in its sole discretion deems applicable. The Company may instruct its stock transfer agent by appropriate means, including placement of legends on stock certificates, not to transfer stock acquired by exercise of an ISO unless it has been advised by the Company that the


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          requirements of this Section have been satisfied.

11.  Terms and Conditions of Incentive Stock Awards.

     (a) All shares of Incentive Stock Awards granted or sold pursuant to the Plan will be subject to the following conditions:

          (i) The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.

          (ii) The Board may require the participant to enter into an agreement providing that the certificates representing Incentive Stock Awards granted or sold pursuant to the Plan will remain in the physical custody of the Company until all restrictions are removed or expire.

          (iii) Each Certificate representing Incentive Stock Awards granted pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

          (iv) The Board may impose other conditions on any shares granted or sold pursuant to the Plan, as it may deem advisable, including, without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange upon which such shares or shares of the same class are then listed and under any blue sky or other securities laws applicable to such shares.

     (b) The restrictions imposed under subparagraph (a) above upon Incentive Stock Awards will lapse in accordance with a schedule or other conditions as determined by the Board, subject to the provisions of
          Section 14(e) hereof.

     (c) Subject to the provisions of subparagraph (a) above and Section 11(c) hereof, the holder will have all rights of a stockholder with respect to the Incentive Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid and made with respect thereto.

     (d) Except as set forth below, the purchase price, if any, for shares of Incentive Stock Awards will be payable in full in cash; or by the assignment and delivery to the Company of shares of Common Stock owned by the holder of the Incentive Stock Awards; or by a promissory note secured by shares of Common Stock bearing interest at a rate equal to the minimum rate permitted by the Internal Revenue Services; or by a combination of any of the above. Any shares so assigned and delivered to the Company in payment or partial payment of the purchase price will be valued at their Fair Market Value on the purchase date. The Board may, in its discretion and upon request of the


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          holder, issue shares of the Incentive Stock Awards directly to a brokerage firm or firms to be selected by the Board, without payment of the purchase price by the holder but upon delivery of an irrevocable guarantee by such brokerage firm or firms of the payment of such purchase price. No payment by an assignment of shares, by a promissory note or by any combination thereof, or by the guarantee of a brokerage firm or firms as described above, will be allowed unless such payments are allowed under applicable requirements of Federal and state tax, securities and other laws, rules and regulations and by any regulatory authority having jurisdiction.

12.  Adjustment Provisions.

     (a) Subject to Section 12(b) hereof, if the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, classification, stock dividend, stock spilt, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares provided in Section 3, (ii) the number and kind of shares or other securities subject to the then outstanding Incentive Awards, and (iii) the price for each share or other unit of any other securities subject to then outstanding Incentive Awards without change in the aggregate purchase price or value as to which such incentive Awards remain exercisable or subject to restrictions.

     (b) Despite the provisions of Section 12(a), if the per share pries to be received by the Stockholders for each outstanding share of equity Security (assuming any Convertible Security has been converted but ignoring for this purpose unexercised Options) is $7.50 or more (such price is subject to review by the Board of Directors at any time during the first three years of the Plan, and may change such price in their sole discretion), subject to adjustment for stock splits, stock dividends, reverse stock splits, recapitalizations or similar events (the "Target Price"), then upon the dissolution or liquidation of the Company or upon a reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving Corporation, or upon the sale of all or substantially all of the property of the Company, all Incentive Awards then outstanding under the Plan will be fully vested and exercisable and all restrictions will immediately cease, and such options will then have to be exercised prior to the effective date of any merger or dissolution or liquidation of the Company, unless provisions are made in connection with such transactions for the continuance


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          of the Plan and assumption or the substitution for such Incentive
          Awards of new incentive awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

     (c) Adjustments under Sections 12{a) and 12(b) will be made by the Board, whose determination as to what adjustment will be made and the extent thereof will be final, binding, and conclusive. No fractional interest will be issued under the Plan on account of any such adjustments.

     (d) In the event of pending or threatened takeover bid or tender offer and pursuant to which 10% or more of the outstanding securities of the Company is acquired, whether or not deemed a tender offer under applicable state or Federal laws, or in the event that any person makes any filing under section 12(d) or 14(d) of the Securities Exchange Act of 1934 with respect to the Company, the Board may in its sole discretion, without obtaining stockholder approval, at the time of any one or more of the following actions to the extent permitted in
          Section 14 with respect to all Eligible Persons and Participants:

          (i) Accelerate the exercise dates of any outstanding Option, or make all outstanding Options fully vested and exercisable; provided the Target Price, as defined in Section 12(b), is offered to the Stockholders;

          (ii) Determine all or any portion of the conditions associated with an Incentive Stock Award have been met;

          (iii) Grant a cash bonus award to any of the holders of outstanding Options;

          (iv) Pay cash to any or all Option holders in exchange for the cancellation of their outstanding Options;

          (v) Make any other adjustments or amendments to the plan and outstanding Incentive Awards and substitute new Incentive Awards.

13.  General Provisions.

     (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any participant any right to continue as an employee, Consultant or member of the Board of the Company or any of its subsidiaries or affect the right of the Company to terminate the employment or membership on the Board of any Participant at any time with or without cause.

     (b) No shares of Common Stock will be issued or transferred pursuant to an Incentive Award unless and until all then-applicable requirements imposed by


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          Federal and state securities and their laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges upon which the Common Stock may be listed have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an incentive Award, the Company may require the participant to make any reasonable action to meet such requirements.

     (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Incentive Award except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

     (d) The Company may make such provisions as it deems appropriate to withhold any taxes the Company determines it is required to withhold in connection with any Incentive Award.

     (e) No Incentive Award and no right under the Plan, contingent or otherwise, will be assignable or subject to any encumbrance, pledge or charge of any nature except that, under such rules and regulations as the Company may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Incentive Award in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant any rights with respect to such Incentive Award may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Incentive Award.

     (f) The Company may make a loan to a Participant who is a full-time employee in connection with (i) the exercise of an Option in an amount not to exceed the aggregate exercise price of the Option being exercised and the grossed up amount of any Federal and state taxes payable as a result of such vesting. Any such loan may be secured by shares of Common Stock or other collateral deemed adequate by the Board and will comply in all respects with all applicable laws and regulations. The Board may adopt policies regarding eligibility for such loans, the maximum amounts thereof and any terms and conditions not specified in the Plan upon which such loans will be made. In no event will the interest rate be less than the minimum rate established by the Internal Revenue Service for the purpose of the purchase and sale of property.

     (g) The Board may cancel, with the consent of the Participant, all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant. Such Option shall be


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          exercisable at the price, during the period, and in accordance with any other terms or conditions specified by the Board at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

     (h) The forms of Options granted under the Plan may contain such other provisions as the Board may deem advisable. Without limiting the foregoing and if so authorized by the Board, the Company may, with consent of the Participant, and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation in respect of the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value, at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there shall be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, shall thereafter be available for other grants.

14.  Amendment and Termination.

     (a) The Board will have the power, in its discretion, to amend, suspend or terminate the Plan at any time. No such amendment, suspension or termination will, without approval of the stockholders of the Company, except as provided in Section 12 of the Plan:

          (i) Change the class of persons eligible to receive Incentive Awards under the Plan;

          (ii) Materially increase the benefits accruing to Eligible Persons under the Plan;

          (iii) Increase the number of shares of Common Stock subject to the Plan; or

          (iv) Transfer the administration of the Plan to any person who is not a Disinterested Person under the Securities Exchange Act of 1934.


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

     (b) The Board may, with the consent of a Participant, make such modifications in the terms and conditions of an Incentive Award agreement as it deems advisable.

     (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate impair or adversely affect any right or obligation under any Incentive Award previously granted under the Plan.

     (d) All Options that have not vested at the time a Participant ceases to be an Eligible Person for any reason (defined in this Section 14(d) as a "Termination") shall expire immediately on the date of the Termination. Options that have vested at the time of a Termination shall expire as follows:

          (1) With respect to a Non-Executive Director, at the end of their applicable term, whether Termination of the Non-Executive Director is with or without cause.

          (ii) With respect to NQO's held by an employee or consultant, on the date of Termination if Termination is for cause, or three years after Termination if Termination is without cause, unless, by their terms they expire sooner.

          (iii) With respect to ISO's held by an employee, on the date of Termination if Termination is for cause, if Termination is without cause, the ISO's shall expire as follows, based upon the employees length of service with the Company:

               1. Less than 24 months, immediate exercise required.

               2. At least 24 months but less than 48 months, 90 days after termination.

               3. At least 48 months, 180 days after termination, unless by their terms they expire sooner.

          (iv) If the Participant dies or becomes Disabled within the three-year period referred to in subparagraph (ii) above, the Options will expire, subject to the provisions of Section 9(d) hereof, upon the later of three years after the date of Termination or one year after the date of death or Disability, unless by their terms they expire sooner. If the Participant dies or becomes Disabled within the time periods referred to in subparagraph (iii) above, the Options will expire, subject to the provisions of Section 9(d) hereof, one year after the date of death or

               Disability, unless by their terms they expire sooner.

     (e) The Board may in its sole discretion determine, (i) with respect to an Incentive Award, that any Participant who is on leave of absence for any reason will be considered as still in the employ of the Company, provided that rights to such Incentive Award during a leave of absence will be limited to the extent to which such right was earned or vested at the commencement of such leave of absence, or (ii) with respect to any Options of any Participant who is retiring at normal retirement age or with the consent of the Company or any subsidiary thereof at an earlier age, that the Options of such Participant will accelerate and become fully exercisable on a date specified by the Board which is not later than the effective date of such retirement.

15.  Effective Date of Plan and Duration of Plan.

     This Plan will become effective upon adoption by the Board and the holders of a majority of the outstanding shares of the Company. Unless previously terminated, the Plan will terminate on April 1, 2010.


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